Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2020	Dec. 31, 2019
Income Taxes
Income Taxes

(13)          Income Taxes

The Company is subject to U.S. federal, state, and local income taxes with respect to its allocable share of any taxable income or loss of AdaptHealth Holdings. AdaptHealth Holdings is treated as a partnership for U.S. income tax purposes and generally does not pay income taxes in most jurisdictions. Instead, AdaptHealth Holdings’ taxable income or loss is passed through to its members, including the Company. Additionally, the Company is subject to U.S. federal, state, and local income taxes on the taxable income or loss of the underlying C-corporations in the AdaptHealth group where taxes are paid at the entity level.

For the three months ended March 31, 2020 and 2019, the Company recorded income tax expense of $1,106,722 and $2,418,441 respectively.

As of March 31, 2020 and December 31, 2019, the Company had no uncertain tax positions that would require recognition or disclosure in the consolidated interim financial statements.

Tax Receivable Agreement

AdaptHealth Corp. is party to a Tax Receivable Agreement (TRA) with certain current and former members of AdaptHealth Holdings. The TRA provides for the payment by AdaptHealth Corp. of 85% of the tax savings, if any, that AdaptHealth Corp. realizes (or is deemed to realize in certain circumstances) as a result of (i) certain increases in tax basis resulting from exchanges of New AdaptHealth Units and shares of Class B Common Stock; (ii) certain tax attributes of the corresponding sellers existing prior to an exchange; (iii) imputed interest deemed to be paid by AdapthHealth Corp. as a result of payments it makes under the TRA; and (iv) certain increases in tax basis resulting from payments AdaptHealth Corp. makes under the TRA.

During the three months ended March 31, 2020, the Company increased its TRA liability through an aggregate $4.0 million reduction in additional-paid-in capital resulting from additional exchanges of New AdaptHealth Units and shares of Class B Common Stock. Correspondingly, during the three months ended March 31, 2020, the Company increased its deferred tax asset by approximately $6.5 million through an increase in additional-paid-in-capital resulting from these exchanges and additional increases of AdaptHealth Corp.’s ownership interest in AdaptHealth Holdings.

At March 31, 2020 and December 31, 2019, the Company had a liability recorded relating to the TRA of approximately $14,800,000 and $10,800,000, respectively, which is included in other long-term liabilities in the accompanying consolidated balance sheets.

(19)          Income Taxes

Prior to the completion of the Business Combination, AdaptHealth Holdings was a limited liability company and treated as a partnership for federal and state income tax purposes. A partnership is not a tax-paying entity for federal and state income tax purposes, and as such, the results of operations were allocated to the members for inclusion in their income tax returns. In addition, there are regular C-corporations included in the AdaptHealth Holdings group where taxes were paid at the entity level.

Following the Business Combination, the income of AdaptHealth Holdings will flow through to the Company and will be taxed at the federal and state levels accordingly. The noncontrolling interest will be allocated to the AdaptHealth Holdings members for inclusion in their income tax returns. The underlying C-corporations included in the AdaptHealth group will still be taxed at the entity level for both federal and state income taxes.

The current and deferred income tax expense (benefit) for the years ended December 31, 2019 and 2018 is as follows:

	2019	2018
Current:
Federal	$(961,588)	$—
State	1,222,292	778,190
	260,704	778,190
Deferred:
Federal	673,664	(1,549,549)
State	221,634	(1,326,346)
	895,298	(2,875,895)
Total income tax (benefit) expense	$1,156,002	$(2,097,705)

A reconciliation of the effective income tax rate with the applicable statutory federal income tax rate for the years ended December 31, 2019 and 2018 is as follows:

	2019	2018
Federal tax at statutory rate	21.0%	21.0%
Non‑taxable income	(46.6)%	0.8%
State income taxes, net of federal benefit	(9.6)%	(3.2)%
Change in valuation allowance	5.3%	(32.3)%
Net operating loss write‑offs	—	3.6%
Deferred adjustments	18.1	—%
Other	1.9%	0.7%
Effective income tax rate (benefit)	(9.9)%	(9.4)%

Deferred income tax assets and liabilities are comprised of the following at December 31, 2019 and 2018:

	2019	2018
Deferred income tax assets:
Accounts receivable	$3,188,976	$1,575,902
Goodwill	4,805,554	5,401,652
Investment in partnership	41,745,232	—
Inventory	60,677	54,239
Accruals	249,595	615,327
Net operating losses and credits	3,494,969	4,986,913
Charitable contribution	16,942	16,420
Start-up / organizational costs	509,221	—
AMT credit	208,056	208,056
Total deferred income tax assets	54,279,222	12,858,509
Valuation allowance	(22,502,544)	—
Net deferred income tax assets	$31,776,678	$12,858,509
Deferred income tax liabilities:
Equipment and other fixed assets	(4,271,299)	(3,779,319)
Total deferred income tax liabilities	(4,271,299)	(3,779,319)
Noncurrent net deferred income tax assets	$27,505,379	$9,079,190

Deferred income taxes are determined based on the temporary differences between the financial statement book basis and the tax basis of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. In assessing the realizability of deferred income tax assets, management considers whether it is more likely than not that all, or some portion, of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred income tax liabilities and projected future taxable income in making this assessment. Management evaluates the need for valuation allowances on the deferred income tax assets according to the provisions of FASB ASC 740, Income Taxes. In making this determination, management assesses all available evidence, both positive and negative, available at the time balance sheet date. This includes, but is not limited to, recent earnings, internally prepared income projections, and historical financial performance. A history of cumulative losses is a significant piece of negative evidence used in the assessment. At the date of the Business Combination, FASB ASC 740 requires the Company to record deferred taxes on the difference between the book and tax basis of its investment in AdaptHealth Holdings. The tax basis in the Company’s investment in AdaptHealth Holdings exceeded the book basis at the date of the Business Combination, and therefore a deferred tax asset was recorded. The Company evaluated the realization of the deferred tax asset, and based on available evidence, a valuation allowance was recorded as the Company does not expect to realize the entire deferred tax asset. As of December 31, 2019, and 2018, the Company had a valuation allowance recorded against net deferred tax assets of $22,502,544, and $0, respectively.

As of December 31, 2019, and 2018, the Company had federal net operating loss carryforwards of $10,277,179 and $14,600,577, respectively. As of December 31, 2019, and 2018, the Company had state net operating losses of $21,864,894 and $32,963,779 respectively. Federal net operating losses generated after December 31, 2017 do not expire and the state rules vary by state. All of the Company’s net operating losses in existence for federal and state purposes were generated in tax years prior to 2018. The net operating losses, if not used, will begin to expire in 2036.

The Company will recognize a tax benefit in the financial statements for an uncertain tax position only if management’s assessment is that the position is “more likely than not” (i.e., a likelihood greater than 50 percent) to be allowed by the tax jurisdiction based solely on the technical merits of the position. The term “tax position” refers to a position in a previously filed tax return or a position expected to be taken in a future tax return that is reflected in measuring current or deferred income tax assets and liabilities for financial reporting purposes. As of December 31, 2019 and 2018, the Company had no uncertain tax positions that would require recognition or disclosure in the consolidated financial statements. The Company files income tax returns in the U.S. Federal jurisdiction and various state jurisdictions. Tax years 2015 and forward remain open for examination for Federal and state tax purposes.

The Company files income tax returns in the U.S. federal jurisdiction and in various state jurisdictions. The Company generally is no longer subject to U.S. or state examinations by tax authorities for taxable years prior to 2014, based on the U.S. statute of limitations. However, net operating losses utilized from prior years in subsequent years’ tax returns are subject to examination until three years after the filing of subsequent years’ tax returns.

Tax Receivable Agreement

The owners of AdaptHealth Holdings have the right to exchange their New AdaptHealth Units for shares of Class A Common Stock of the Company. As a result of such exchanges, the Company’s membership interest in AdaptHealth Holdings will increase and its purchase price will be reflected in its share of the tax basis of AdaptHealth Holdings’ tangible and intangible assets. Any resulting increases in tax basis are likely to increase tax depreciation and amortization deductions and, therefore, reduce the amount of income tax the Company would otherwise be required to pay in the future. Any such increase would also decrease gain (or increase loss) on future dispositions of the affected assets. At the closing of the Business Combination, there were exchanges of 3,480,466 New AdaptHealth Units resulting in approximately $33,600,000 of amortizable IRC Section 754 tax basis step-up in the tax-deductible goodwill of AdaptHealth Holdings. Through December 31, 2019, there were an additional 550,000 exchanges of New AdaptHealth Units that increased the amortizable IRC Section 754 tax basis step-up of tax-deductible goodwill by approximately $6,000,000.

At the closing of the Business Combination, DFB and AdaptHealth Holdings entered into a Tax Receivable Agreement (TRA) with certain sellers and AdaptHealth Holdings members. The TRA will generally provide for the payment by DFB to the corresponding sellers and AdaptHealth Holdings members of 85% of the net cash savings, if any, in U.S. federal, state and local income tax that DFB actually realizes (or is deemed to realize in certain circumstances) in periods after the closing of the Business Combination as a result of: (i) certain tax attributes of the corresponding sellers existing prior to the Business Combination; (ii) certain increases in tax basis resulting from exchanges of New AdaptHealth Units and shares of Class B Common Stock; (iii) imputed interest deemed to be paid by DFB as a result of payments it makes under the TRA; and (iv) certain increases in tax basis resulting from payments DFB makes under the TRA. Under the TRA, the benefits deemed realized by the Company as a result of the increase in tax basis attributable to the AdaptHealth Holdings members generally will be computed by comparing the actual income tax liability of the Company to the amount of such taxes that the Company would have been required to pay had there been no so increase in tax basis.

Estimating the amount of payments that may be made under the TRA depends on a variety of factors. The actual increase in tax basis and deductions, as well as the amount and timing of any payments under the TRA, will vary depending upon several factors, including:

•

The timing of such exchanges – for instance, the increase in any tax deductions will vary depending on the fair value of the depreciable or amortizable assets of AdaptHealth Holdings at the time of each exchange, which fair value may fluctuate over time;

•

The price of the Company’s Class A Common Stock at the time of the exchange – the increase in any tax deductions, and the tax basis increase in other assets of AdaptHealth Holdings is directly proportional to the price of the Company’s Class A Common Stock at the time of the exchange;

•

The amount and timing of the Company’s income – the Company is required to pay 85% of the deemed benefits as and when deemed realized.  If AdaptHealth Holdings does not have taxable income, the Company is generally not required (absent a change in control or circumstances requiring an early termination payment) to make payments under the TRA for that taxable year because no benefit will have been realized.  However, any tax benefits that do not result in realized benefits in a given tax year likely will generate tax attributes that may be utilized to generate benefits in previous or future tax years. The utilization of such tax attributes will result in payments under the TRA; and

•	Future tax rates of jurisdictions in which the Company has tax liability.

The TRA also provides that upon certain mergers, asset sales, other forms of business combinations or other changes of control, AdaptHealth Holdings’ (or its successor’s) obligations under the TRA would be based on certain assumptions defined in the TRA. As a result of these assumptions, AdaptHealth could be required to make payments under the TRA that are greater or less than the specified percentage of the actual benefits realized by the Company that are subject to the TRA. In addition, if AdaptHealth Holdings elects to terminate the TRA early, it would be required to make an early termination payment, which upfront payment may be made significantly in advance of the anticipated future tax benefits.

Payments generally are due under the TRA within a specified period following the filing of AdaptHealth Holdings’ U.S. federal and state income tax returns for the taxable year with respect to which the payment obligation arises. Payments under the TRA generally will be based on the tax reporting positions that AdaptHealth Holdings will determine. Although AdaptHealth Holdings does not expect the Internal Revenue Service (IRS) to challenge the Company’s tax reporting positions, AdaptHealth Holdings will not be reimbursed for any overpayments previously made under the TRA, but instead the overpayments will reduce future payments. As a result, in certain circumstances, payments could be made under the TRA in excess of the benefits that AdaptHealth Holdings realizes in respect of the tax attributes subject to the TRA.

The term of the TRA generally will continue until all applicable tax benefits have been utilized or expired, unless the Company exercises its right to terminate the TRA and make an early termination payment.

In certain circumstances (such as certain changes in control, the election of the Company to exercise its right to terminate the agreement and make an early termination payment or an IRS challenge to a tax basis increase) it is possible that cash payments under the TRA may exceed actual cash savings.

At December 31, 2019, the Company recorded a liability relating to the TRA of approximately $10,800,000, which is included in other long-term liabilities in the accompanying consolidated balance sheets.